UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04627

Name of Registrant: Vanguard Convertible Securities Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 – May 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2015

Vanguard Convertible Securities Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangement.	30
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended May 31, 2015
Total
Returns
Vanguard Convertible Securities Fund	6.69%
Convertibles Composite Index	6.63
Convertible Securities Funds Average	4.28

For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
November 30, 2014, Through May 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$13.85	$13.52	$0.167	$1.010

Chairman’s Letter

Dear Shareholder,

Vanguard Convertible Securities Fund returned 6.69% for the six months ended May 31, 2015.

The fund’s return was in line with that of its benchmark index but surpassed the average return of its peer group by more than 2 percentage points. Exposure to strongly performing international convertibles helped the fund outperform its peers.

Convertible securities are bonds and preferred stocks that can be converted into common shares at a predetermined price. In rising stock markets, the value of convertible securities increases along with the price of their underlying stock. Of course, in declining stock markets, that value suffers, but the bond portion of the fund helps hedge against steep drops in price.

The Convertible Securities Fund has been successfully guided through the market’s ups and downs for many years by its advisor, Oaktree Capital Management. I would like to express my appreciation to Oaktree’s Larry Keele, who plans to retire at the end of June after nearly two decades at the helm of your fund. Larry and his colleagues have delivered strong long-term results for our clients. And it was Larry’s foresight that led to the expansion of the fund’s mandate to include non-U.S. convertible securities.

Larry has been instrumental in building the fund’s management team, which we are confident will continue to serve our clients with distinction. The U.S. portion of the fund will be managed by Stu Spangler, who has worked closely with Larry for 18 years and became a co-manager of the fund earlier this year. Two other senior Oaktree portfolio managers—Jean-Paul Nedelec and Abe Ofer—will remain responsible for overseeing the non-U.S. portion of the portfolio.

U.S. stocks stayed positive although clouds hovered
The broad U.S. stock market returned nearly 4% for the six months ended May 31. Corporate profits generally exceeded expectations, the Federal Reserve remained cautious about its timing for raising short-term interest rates, and other nations’ central banks continued their monetary stimulus programs. These factors helped offset pressures on the market that included perceived high stock valuations and renewed debt troubles for Greece.

International stocks returned almost 4% for U.S. investors, although results would have been more robust if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation,

Market Barometer

			Total Returns
		Periods Ended May 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.41%	11.91%	16.68%
Russell 2000 Index (Small-caps)	6.94	11.32	15.04
Russell 3000 Index (Broad U.S. market)	3.67	11.86	16.54
FTSE All-World ex US Index (International)	3.78	0.08	8.51

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.09%	3.03%	3.90%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.71	3.18	4.53
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

CPI
Consumer Price Index	0.70%	-0.04%	1.74%

available at vanguard.com/research. This is part of the Global Macro Matters series produced by our economists.)

Taxable bonds gained ground, despite setbacks along the way
The broad U.S. taxable bond market returned 1.09%, although results turned slightly negative in the latter half of the period. Overall, the stimulus policies of central banks across the globe helped boost bond returns. The yield of the 10-year Treasury note ended May at 2.14%, down from 2.25% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.65%, restrained by the U.S. dollar’s strength. Without this currency effect, international bond returns were positive.

The Fed’s continued target of 0%–0.25% for short-term interest rates severely limited returns for money market funds and savings accounts.

Equity markets’ advance boosted the fund’s result
The Convertible Securities Fund outpaced the broad U.S. stock and bond markets for the six months. Various factors contributed to the strong showing: the outperformance of U.S. small- and mid-capitalization stocks, the strengthening of equity markets abroad, and a robust demand for convertibles.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.41%	1.24%

The fund expense ratio shown is from the prospectus dated March 25, 2015, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2015, the fund’s annualized expense ratio was 0.38%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Convertible Securities Funds.

The fund’s result mirrored that of the Russell 2000 Index (+6.94%), which consists of small-caps and is closely correlated with the U.S. convertible bond market.

The performance of convertible securities often, but not always, reflects that of small- and mid-cap stocks because most companies that issue convertibles are small or midsize. These firms usually have low-rated or unrated credit and often have difficulty securing traditional sources of financing because of their credit risk. And issuing convertibles is an attractive funding method for them because they typically require lower interest payments than they would with bonds.

Demand for convertibles has risen in recent months because investors are searching for additional income and alternatives to conventional bonds. Investors have been willing to take on the added credit risk because convertibles offer more upside potential than traditional bonds held to maturity. With the Fed expected to raise interest rates in the near term, investors also have been attracted to convertibles’ relatively short duration (a measure of sensitivity to rate changes) and ties to the stock market. These features make convertibles less vulnerable to rate hikes.

Still, it’s not certain how global convertible securities will perform when U.S. rates eventually rise. It’s also important to remember that even though convertibles are less prone to swings than the stock market, they are more volatile than traditional bonds. Put simply, they aren’t bond substitutes. That’s why it is important to consider this fund a complement to an already well-diversified portfolio.

As I mentioned earlier, the Convertible Securities Fund’s result was buoyed by robust demand. New issuance of global convertibles totaled nearly $43 billion for the six months, slightly less than the $44 billion issued for the same period last year.

Despite some weakness earlier in the most recent period, global stock markets proved resilient. Aggressive steps by several central banks helped boost confidence in international stocks and bonds, including convertibles.

Although the fund consists primarily of U.S. securities, it has increased its exposure to international markets, which now offer more reasonably priced issues with good credit ratings. As of the end of the period, non-U.S. assets were about 30% of the fund.

For more information on the fund’s positioning and performance during the period, please see the Advisor’s Report that follows this letter.

Promoting good corporate governance is one way we protect your interests
Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This means more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure that your interests remain paramount.

Because promoting good corporate governance supports our core purpose, we want to inform our investors—regardless of which Vanguard fund they may own—about our efforts in this area. As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in an important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes take place at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 11, 2015

Advisor’s Report

Vanguard Convertible Securities Fund performed well for the six months ended May 31, 2015. Convertible securities participated in the strength of underlying equities during market rallies and provided downside protection during periods of volatility.

The Convertible Securities Fund returned 6.69%, in line with the 6.63% return of its blended benchmark (70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index [hedged]).

The investment strategy of the Convertible Securities Fund is to create a highly diversified global portfolio of convertible securities. The fund emphasizes investments in convertible bonds with relatively near-term maturities or put dates. We focus on “balanced” convertibles with

Major Portfolio Changes
Six Months Ended May 31, 2015

Additions	Comments
Brocade Communications Systems	Attractive new issue on a compelling growth story.
(1.375% convertible note due 01/01/20)
Cemex	Balanced convertible with exposure to strengthening credit and
(3.72% convertible note due 03/15/20)	strong equity catalysts.
DH	Balanced new issue offering an attractive yield on a company with
(5.00% convertible note due 09/30/20)	a good growth profile.

Horizon Pharma	Balanced new issue with above-average growth potential.
(2.50% convertible note due 03/15/22)
SunEdison	Balanced new issues that provide exposure to a compelling
(2.625% convertible note due 06/01/23)	growth story.
(3.375% convertible note due 06/01/25)
Whiting Petroleum	Very attractive new issue in conjunction with a sharply discounted
(1.25% convertible note due 04/01/20)	equity offering.

Reductions	Comments
AOL	Sold the position as the company is being acquired by Verizon.
(0.75% convertible note due 09/01/19)
BioMarin Pharmaceutical	Reducing after substantial appreciation and after bonds developed
(0.75% convertible note due 10/15/18)	significant downside risk.
(1.50% convertible note due 10/15/20)
Grand City Properties	Sold after substantial appreciation and after bonds developed
(1.50% convertible note due 02/24/19)	significant downside risk.
Omnicare	Sold both issues after substantial appreciation with the company
(3.25% convertible note due 12/15/35)	being acquired by CVS Health.
(3.50% convertible note due 02/15/44)
SanDisk	Sold after deterioration in company fundamentals.
(0.50% convertible note due 10/15/20)

reasonable yields, stable credit quality, good call protection, and low to moderate conversion premiums. We believe these securities have a favorable balance of upside potential and downside risk. The fund underweights riskier yet potentially higher-return convertible preferred shares, but we consider them part of our investable universe and make some use of them.

The fund does not invest in common stocks or nonconvertible debt. We do not attempt market timing and therefore are fully invested, holding only a small amount of cash for potential investments. We believe that a portfolio of attractive, carefully selected convertible securities can produce equity-type returns with lower volatility and lower structural risk over long periods.

The investment environment
Overall, the convertible bond market generated positive returns for the half year, buoyed by strong technical and fundamental market conditions. Demand for the asset class was strong, and convertibles were pushed higher by advances in both equity and credit markets. The highlights of the period were the continued strength of the equity market and the robust pace of new convertible issues. Convertible bonds performed as expected, capturing much of the performance of equities while providing meaningful downside protection in periods of market weakness.

Strength in the equity markets boosted convertible bond performance. Equity markets showed momentum and hit record highs in recent months; the S&P 500 Index was up 2.97%, the Russell 2000 Index up 6.94%, and the MSCI EAFE 100% Hedged to USD Index up 12.00% for the period. U.S. convertibles were powered by the strength in their underlying stocks, with many technology and health care companies performing well. European and Japanese stock markets benefited from the aggressive quantitative easing programs of their central banks, the resulting weakness of the euro and yen relative to the U.S. dollar, and better growth prospects in Europe. We saw strong, steady demand for convertibles as a wide variety of investors pursued them for equity-type returns or as a hedge against an impending rise in interest rates.

During the period, we were encouraged by the increase in new issue volume. New issuance totaled about $43 billion, with U.S. issuance of $25 billion, ahead of the non-U.S. issuance of about $18 billion. U.S. issuance was driven by higher equity prices and a stronger economic outlook among potential issuers. We are seeing companies use new issue proceeds for increased capital spending, mergers and acquisitions, and stock buybacks. The first few months of 2015 saw the best start of a year for issuance since 2008. Demand ranged from good to extremely strong for every convertible deal, and nearly every deal performed well after issuance. Outside the United States, demand for convertibles has been robust and, in most cases, it has been easier to buy than to sell. Strong demand and insufficient supply has led to a richening of the market, particularly in investment-grade issues.

Our successes
The portfolio returns were broad-based, though performance was aided by exposure to a number of individual positions with particularly strong underlying stock moves. The top individual contributors were convertibles from BioMarin Pharmaceutical, Omnicare, NXP Semiconductors, Hologic, and SunEdison. Among industries, our security selection in the semiconductor and integrated oil businesses generated strong returns relative to the index.

Our shortfalls
Our portfolio had several winners but securities in the oil and gas sector were meaningful detractors. Significant individual security detractors were Halcón Resources, Goodrich Petroleum, Chesapeake Energy, Iconix Brand Group, Spectranetics, and Micron Technology. By industry, our holdings in software and pharmaceuticals hurt our performance relative to the index.

The fund’s positioning
We remain fully invested in a highly diversified, well-balanced portfolio of convertible securities. The fund’s investments are about 70% U.S.-based and about 30% outside the United States as we approach the target 30% allocation to non-U.S. convertibles. The portfolio has an attractive current yield of 1.9% and an average credit quality of Ba3/BB–. The vast majority of issuers in the portfolio are performing well fundamentally and, importantly, are positioned well from a credit perspective.

Our near-term outlook for convertible securities investing is positive, but that remains highly dependent on underlying equity performance. On the back of stronger economic data, it is increasingly likely that the Federal Reserve will initiate interest rate hikes during the second half of 2015. Historically, convertible returns have correlated most highly with equities and done relatively well when rates are rising. Over the past several periods of rising rates, equities have gone up and convertible securities have produced positive returns (with straight fixed income posting negative returns).

We believe that some fixed income investors could shift part of their portfolios into convertibles to try to gain exposure to equity-linked returns while still holding fixed income-related securities. Balanced convertibles with reasonable equity sensitivity and pure equity convertibles should perform relatively well in an environment of increasing interest rates and higher equity prices. Busted convertibles—those trading well below conversion value—or yield-oriented convertibles are likely to do more poorly. Overall, we expect demand for convertibles to remain relatively strong and expect bigger issues to be the top securities in trading volume. Liquidity remains challenging for smaller convertible deals issued by smaller-capitalization companies.

Larry W. Keele, CFA, Principal and Co-Founder

Stu Spangler, CFA, Managing Director

Abe Ofer, Managing Director

Jean-Paul Nedelec, Managing Director

Oaktree Capital Management, L.P.

June 17, 2015

Convertible Securities Fund

Fund Profile

As of May 31, 2015

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	207
30-Day SEC Yield	1.95%
Conversion Premium	30.0%
Average Weighted Maturity	4.8 years
Average Coupon	2.1%
Average Duration	6.2 years
Foreign Holdings	31.1%
Turnover Rate (Annualized)	98%
Expense Ratio[1]	0.41%
Short-Term Reserves	3.2%

Distribution by Maturity
(% of fixed income portfolio)
Under 1 Year	2.5%
1 - 5 Years	62.7
5 - 10 Years	33.4
10 - 20 Years	0.5
20 - 30 Years	0.9

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.0%
AA	0.1
A	0.8
BBB	6.8
BB	14.7
B	9.6
Below B	3.0
Not Rated	65.0

Credit-quality ratings are obtained from S&P. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Total Fund Volatility Measures
		DJ
	Convertibles	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.86	0.67
Beta	1.01	0.56

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
NXP Semiconductors NV Semiconductors &
	Semiconductor
	Equipment	2.0%
Jazz Investments I Ltd.	Pharmaceuticals	2.0
Hologic Inc.	Health Care
	Equipment &
	Supplies	1.9
Red Hat Inc.	Software	1.8
Priceline Group Inc.	Internet & Catalog
	Retail	1.7
SunEdison Inc.	Semiconductors &
	Semiconductor
	Equipment	1.7
Scorpio Tankers Inc.	Oil, Gas &
	Consumable Fuels	1.5
Whiting Petroleum Corp. Oil, Gas &
	Consumable Fuels	1.5
Verint Systems Inc.	Software	1.5
Cemex SAB de CV	Construction
	Materials	1.5
Top Ten		17.1%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 25, 2015, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2015, the annualized expense ratio was 0.38%.

Convertible Securities Fund

Sector Diversification (% of market exposure)

Consumer Discretionary	7.9%
Consumer Staples	2.2
Energy	8.3
Financials	11.9
Health Care	22.3
Industrials	10.0
Information Technology	28.5
Materials	6.1
Telecommunication Services	1.5
Utilities	1.3

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2004, Through May 31, 2015

Convertible Securities Fund
Convertibles Composite Index

For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended May 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	3.52%	9.11%	3.64%	4.76%	8.40%

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

					Market
					Value
				Shares	($000)
Common Stocks (0.0%)
Energy (0.0%)
Halcon Resources Corp.				200,494	211
Total Common Stocks (Cost $269)					211

				Face
		Maturity		Amount
	Coupon	Date	Currency	(000)
Convertible Bonds (91.3%)
Consumer Discretionary (7.7%)
Asics Corp. Cvt.	0.000%	3/1/19	JPY	140,000	1,485
Cineplex Inc. Cvt.	4.500%	12/31/18	CAD	5,713	4,938
Enterprise Funding Ltd. Cvt.	3.500%	9/10/20	GBP	1,600	2,302
FF Group Finance Luxembourg Cvt.	1.750%	7/3/19	EUR	8,000	7,368
Iconix Brand Group Inc. Cvt.	1.500%	3/15/18	USD	18,977	19,618
Jarden Corp. Cvt.	1.125%	3/15/34	USD	20,449	24,219
K’s Holdings Corp. Cvt.	0.000%	12/20/19	JPY	590,000	6,299
Liberty Media Corp. Cvt.	1.375%	10/15/23	USD	24,325	24,112
Lotte Shopping Co. Ltd. Cvt.	0.000%	1/24/18	KRW	4,200,000	4,044
NH Hoteles SA Cvt.	4.000%	11/8/18	EUR	5,700	7,703
priceline.com Inc. Cvt.	0.350%	6/15/20	USD	28,805	32,532
ResortTrust Inc. Cvt.	0.000%	12/1/21	JPY	560,000	5,194
SAF-Holland SA Cvt.	1.000%	9/12/20	EUR	900	1,248
Sumitomo Forestry Co. Ltd. Cvt.	0.000%	8/24/18	JPY	430,000	3,774
Takashimaya Co. Ltd. Cvt.	0.000%	12/11/20	JPY	670,000	6,208
					151,044
Consumer Staples (2.2%)
Hengan International Group Co. Ltd. Cvt.	0.000%	6/27/18	HKD	32,000	4,395
Herbalife Ltd. Cvt.	2.000%	8/15/19	USD	12,595	11,115
J Sainsbury PLC Cvt.	1.250%	11/21/19	GBP	3,200	5,195
Marine Harvest ASA Cvt.	0.875%	5/6/19	EUR	4,300	5,552
Olam International Ltd. Cvt.	6.000%	10/15/16	USD	6,100	6,375
Rallye SA Cvt.	1.000%	10/2/20	EUR	3,380	4,092
Sonae Investments BV Cvt.	1.625%	6/11/19	EUR	5,300	5,879
					42,603

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
Energy (6.1%)
Aabar Investments PJSC Cvt.	1.000%	3/27/22	EUR	7,000	8,159
1 BPZ Resources Inc. Cvt.	8.500%	10/1/17	USD	7,060	1,695
BW Group Ltd. Cvt.	1.750%	9/10/19	USD	5,000	4,565
Cheniere Energy Inc. Cvt.	4.250%	3/15/45	USD	10,765	8,639
Cobalt International Energy Inc. Cvt.	3.125%	5/15/24	USD	21,520	16,732
RAG-Stiftung Cvt.	0.000%	2/18/21	EUR	100	128
2 Scorpio Tankers Inc. Cvt.	2.375%	7/1/19	USD	27,680	29,081
SEACOR Holdings Inc. Cvt.	2.500%	12/15/27	USD	19,165	19,668
Subsea 7 SA Cvt.	1.000%	10/5/17	USD	400	371
2 Whiting Petroleum Corp. Cvt.	1.250%	4/1/20	USD	26,540	29,061
					118,099
Financials (10.3%)
Alstria Office REIT-AG Cvt.	2.750%	6/14/18	EUR	2,600	3,681
AmTrust Financial Services Inc. Cvt.	2.750%	12/15/44	USD	13,070	12,155
Aroundtown Property Holdings PLC Cvt.	3.000%	5/5/20	EUR	4,700	5,291
AYC Finance Ltd. Cvt.	0.500%	5/2/19	USD	2,886	3,333
Azimut Holding SPA Cvt.	2.125%	11/25/20	EUR	8,300	11,489
Beni Stabili SPA Cvt.	3.375%	1/17/18	EUR	1,600	2,137
BES Finance Ltd. Cvt.	3.500%	12/6/15	USD	5,000	4,950
BNP Paribas SA Cvt.	0.250%	9/27/16	EUR	7,200	8,859
British Land Jersey Ltd. Cvt.	1.500%	9/10/17	GBP	1,300	2,504
Caja de Ahorros y Pensiones
de Barcelona Cvt.	1.000%	11/25/17	EUR	10,400	12,840
CapitaCommercial Trust Cvt.	2.500%	9/12/17	SGD	4,000	3,296
CapitaLand Ltd. Cvt.	2.800%	6/8/25	SGD	9,250	6,795
Carillion Finance Jersey Ltd. Cvt.	2.500%	12/19/19	GBP	4,000	6,518
Colony Financial Inc. Cvt.	5.000%	4/15/23	USD	9,164	10,327
Deutsche Euroshop AG Cvt.	1.750%	11/20/17	EUR	2,100	3,226
Deutsche Wohnen AG Cvt.	0.500%	11/22/20	EUR	2,600	3,777
2 DH Corp. Cvt.	5.000%	9/30/20	CAD	9,560	8,322
2 Element Financial Corp. Cvt.	4.250%	6/30/20	CAD	7,385	6,324
2 Element Financial Corp. Cvt.	5.125%	6/30/19	CAD	14,279	14,123
Encore Capital Group Inc. Cvt.	3.000%	7/1/20	USD	6,463	6,689
Fonciere Des Regions Cvt.	3.340%	1/1/17	EUR	1,482	1,903
Industrivarden AB Cvt.	0.000%	5/15/19	SEK	13,000	1,742
INTU Jersey Ltd. Cvt.	2.500%	10/4/18	GBP	1,900	3,249
National Bank of Abu Dhabi PJSC Cvt.	1.000%	3/12/18	USD	1,000	1,048
Nexity SA Cvt.	0.630%	1/1/20	EUR	3,623	4,382
Portfolio Recovery Associates Inc. Cvt.	3.000%	8/1/20	USD	20,868	22,746
2 RWT Holdings Inc. Cvt.	5.625%	11/15/19	USD	7,690	7,440
St. Modwen Properties Securities
Jersey Ltd. Cvt.	2.875%	3/6/19	GBP	4,700	7,556
T&D Holdings Inc. Cvt.	0.000%	6/5/20	JPY	490,000	4,214
Unibail-Rodamco SE Cvt.	0.000%	1/1/22	EUR	1,467	1,629
Unite Jersey Issuer Ltd. Cvt.	2.500%	10/10/18	GBP	4,500	8,743
					201,288
Health Care (19.8%)
Alere Inc. Cvt.	3.000%	5/15/16	USD	5,003	6,129
Allscripts Healthcare Solutions Inc. Cvt.	1.250%	7/1/20	USD	2,985	3,140
BioMarin Pharmaceutical Inc. Cvt.	0.750%	10/15/18	USD	9,700	14,247
BioMarin Pharmaceutical Inc. Cvt.	1.500%	10/15/20	USD	2,025	3,043
Brookdale Senior Living Inc. Cvt.	2.750%	6/15/18	USD	16,890	23,561

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
Cepheid Inc. Cvt.	1.250%	2/1/21	USD	13,075	14,301
Elekta AB Cvt.	2.750%	4/25/17	SEK	20,511	2,357
Emergent Biosolutions Inc. Cvt.	2.875%	1/15/21	USD	6,371	7,820
Fresenius Medical Care AG & Co. KGaA Cvt.	1.125%	1/31/20	EUR	800	1,082
HealthSouth Corp. Cvt.	2.000%	12/1/43	USD	18,460	22,383
2 HeartWare International Inc. Cvt.	1.750%	12/15/21	USD	11,093	10,705
Hologic Inc. Cvt.	2.000%	3/1/42	USD	28,611	36,622
2 Horizon Pharma Investment Ltd. Cvt.	2.500%	3/15/22	USD	13,507	18,369
2 Illumina Inc. Cvt.	0.500%	6/15/21	USD	21,230	25,688
Insulet Corp. Cvt.	2.000%	6/15/19	USD	10,879	10,349
2 Jazz Investments I Ltd. Cvt.	1.875%	8/15/21	USD	32,052	38,202
2 Ligand Pharmaceuticals Inc. Cvt.	0.750%	8/15/19	USD	8,845	11,603
2 Medicines Co. Cvt.	2.500%	1/15/22	USD	11,215	12,357
Medidata Solutions Inc. Cvt.	1.000%	8/1/18	USD	14,805	18,164
Molina Healthcare Inc. Cvt.	1.625%	8/15/44	USD	4,285	5,820
2 Molina Healthcare Inc. Cvt.	1.625%	8/15/44	USD	13,255	18,002
Nikkiso Co. Ltd. Cvt.	0.000%	8/2/18	JPY	245,000	2,002
NuVasive Inc. Cvt.	2.750%	7/1/17	USD	18,285	24,285
Orpea Cvt.	1.750%	1/1/20	EUR	1,738	2,806
Qiagen NV Cvt	0.375%	3/19/19	USD	3,400	3,671
Qiagen NV Cvt	0.875%	3/19/21	USD	3,600	3,958
Shionogi & Co. Ltd. Cvt.	0.000%	12/17/19	JPY	570,000	5,609
Spectranetics Corp. Cvt.	2.625%	6/1/34	USD	14,940	16,070
Terumo Corp. Cvt.	0.000%	12/6/21	JPY	760,000	6,399
2 Wright Medical Group Inc. Cvt.	2.000%	2/15/20	USD	15,830	17,225
					385,969
Industrials (9.4%)
51job Inc. Cvt.	3.250%	4/15/19	USD	6,240	6,209
Aecon Group Inc. Cvt.	5.500%	12/31/18	CAD	4,503	3,838
Chart Industries Inc. Cvt.	2.000%	8/1/18	USD	2,698	2,646
China Merchants Holdings Pacific Ltd. Cvt.	1.250%	11/6/17	HKD	16,000	2,466
Daifuku Co. Ltd. Cvt.	0.000%	10/2/17	JPY	115,000	1,256
DP World Ltd. Cvt.	1.750%	6/19/24	USD	5,600	6,104
Echo Global Logistics Inc. Cvt.	2.500%	5/1/20	USD	9,320	10,060
GVM Debentures Lux 1 SA Cvt.	5.750%	2/14/18	EUR	6,200	6,350
2 Huron Consulting Group Inc. Cvt.	1.250%	10/1/19	USD	13,715	14,666
Johnson Electric Holdings Ltd. Cvt.	1.000%	4/2/21	USD	11,000	11,990
Kawasaki Kisen Kaisha Ltd. Cvt.	0.000%	9/26/18	JPY	530,000	4,905
KEYW Holding Corp. Cvt.	2.500%	7/15/19	USD	9,445	7,408
Larsen & Toubro Ltd. Cvt.	0.675%	10/22/19	USD	6,325	6,878
LIXIL Group Corp. Cvt.	0.000%	3/4/22	JPY	810,000	6,200
Macquarie Infrastructure Co. LLC Cvt.	2.875%	7/15/19	USD	4,130	4,928
MISUMI Group Inc. Cvt.	0.000%	10/22/18	USD	4,600	5,599
Nagoya Railroad Co. Ltd. Cvt.	0.000%	12/11/24	JPY	750,000	6,487
OCI Cvt.	3.875%	9/25/18	EUR	5,200	6,678
Park24 Co. Ltd. Cvt.	0.000%	4/26/18	JPY	270,000	2,271
Prysmian SPA Cvt.	1.250%	3/8/18	EUR	3,300	4,117
Sacyr SA Cvt.	4.000%	5/8/19	EUR	4,400	4,682
Schindler Holding AG Cvt.	0.375%	6/5/17	CHF	3,300	3,660
Siemens Financieringsmaatschappij NV Cvt.	1.050%	8/16/17	USD	2,000	2,173
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	8,500	9,633
Societa Iniziative Autostradali
e Servizi SPA Cvt.	2.625%	6/30/17	EUR	1,195	1,452

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date Currency		(000)	($000)
2 SolarCity Corp. Cvt.	1.625%	11/1/19	USD	22,375	21,941
Tong Jie Ltd. Cvt.	0.000%	2/18/18	HKD	30,000	4,193
UTi Worldwide Inc. Cvt.	4.500%	3/1/19	USD	15,095	15,340
					184,130
Information Technology (27.7%)
Alcatel-Lucent Cvt.	0.000%	1/30/19	EUR	235	302
Alcatel-Lucent Cvt.	0.130%	1/30/20	EUR	3,067	4,044
ASM Pacific Technology Ltd. Cvt.	2.000%	3/28/19	HKD	18,000	2,542
2 Brocade Communications Systems Inc. Cvt.	1.375%	1/1/20	USD	20,675	21,928
2 CalAmp Corp. Cvt.	1.625%	5/15/20	USD	7,395	7,390
Canadian Solar Inc. Cvt.	4.250%	2/15/19	USD	6,015	6,286
Cardtronics Inc. Cvt.	1.000%	12/1/20	USD	13,885	13,711
2 Ciena Corp. Cvt.	3.750%	10/15/18	USD	11,410	15,910
Citrix Systems Inc. Cvt.	0.500%	4/15/19	USD	23,765	25,072
Econocom Group Cvt.	1.500%	1/15/19	EUR	4,975	5,907
2 Electronics For Imaging Inc. Cvt.	0.750%	9/1/19	USD	16,375	17,112
Epistar Corp. Cvt.	0.000%	8/7/18	USD	7,100	7,364
2 Euronet Worldwide Inc. Cvt.	1.500%	10/1/44	USD	16,805	18,706
Finisar Corp. Cvt.	0.500%	12/15/33	USD	7,215	7,422
2 FireEye Inc. Cvt.	1.000%	6/1/35	USD	8,425	8,815
2 FireEye Inc. Cvt.	1.625%	6/1/35	USD	4,200	4,397
Indra Sistemas SA Cvt.	1.750%	10/17/18	EUR	1,400	1,470
InvenSense Inc. Cvt.	1.750%	11/1/18	USD	8,120	7,648
j2 Global Inc. Cvt.	3.250%	6/15/29	USD	17,661	20,487
2 LinkedIn Corp. Cvt.	0.500%	11/1/19	USD	4,295	4,271
2 Microchip Technology Inc. Cvt.	1.625%	2/15/25	USD	20,570	21,406
Nihon Unisys Ltd. Cvt.	0.000%	6/20/16	JPY	350,000	3,152
NVIDIA Corp. Cvt.	1.000%	12/1/18	USD	22,610	27,485
2 NXP Semiconductor NV Cvt.	1.000%	12/1/19	USD	31,242	39,463
ON Semiconductor Corp. Cvt.	2.625%	12/15/26	USD	8,417	11,379
Photronics Inc. Cvt.	3.250%	4/1/19	USD	3,304	3,851
2 Red Hat Inc. Cvt.	0.250%	10/1/19	USD	28,000	35,193
2 Rovi Corp. Cvt.	0.500%	3/1/20	USD	15,130	14,061
Salesforce.com Inc. Cvt.	0.250%	4/1/18	USD	21,400	26,763
Semiconductor Manufacturing
International Corp. Cvt.	0.000%	11/7/18	USD	4,500	5,513
Siliconware Precision Industries Co. Ltd. Cvt.	0.000%	10/31/19	USD	4,000	4,486
STMicroelectronics NV Cvt.	0.000%	7/3/19	USD	400	413
STMicroelectronics NV Cvt.	1.000%	7/3/21	USD	4,800	5,167
2 SunEdison Inc. Cvt.	0.250%	1/15/20	USD	13,295	16,228
2 SunEdison Inc. Cvt.	2.625%	6/1/23	USD	7,260	7,491
2 SunEdison Inc. Cvt.	3.375%	6/1/25	USD	8,230	8,657
2 SunPower Corp. Cvt.	0.875%	6/1/21	USD	10,765	10,805
Synchronoss Technologies Inc. Cvt.	0.750%	8/15/19	USD	12,410	13,930
2 Trina Solar Ltd. Cvt.	3.500%	6/15/19	USD	2,975	3,154
TTM Technologies Inc. Cvt.	1.750%	12/15/20	USD	11,808	13,675
Verint Systems Inc. Cvt.	1.500%	6/1/21	USD	24,100	28,664
Vishay Intertechnology Inc. Cvt.	2.250%	5/15/41	USD	8,735	7,163
Web.com Group Inc. Cvt.	1.000%	8/15/18	USD	13,765	13,533
WebMD Health Corp. Cvt.	1.500%	12/1/20	USD	10,320	11,410
WebMD Health Corp. Cvt.	2.500%	1/31/18	USD	2,690	2,762
Yandex NV Cvt.	1.125%	12/15/18	USD	2,721	2,369
					538,957

Convertible Securities Fund

					Face	Market
			Maturity		Amount	Value
		Coupon	Date	Currency	(000)	($000)
Materials (5.9%)
	APERAM Cvt.	0.625%	7/8/21	USD	7,400	8,889
	Buzzi Unicem SPA Cvt.	1.375%	7/17/19	EUR	3,700	4,758
2	Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	17,550	18,943
	Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	8,800	9,489
2	Chemtrade Logistics Income Fund Cvt.	5.250%	6/30/21	CAD	5,331	4,415
	Chemtrade Logistics Income Fund Cvt.	5.750%	12/31/18	CAD	332	291
	Gabriel Finance LP Cvt.	2.000%	11/26/16	EUR	4,100	4,858
	NV Bekaert SA Cvt.	0.750%	6/18/18	EUR	5,200	5,737
	Outokumpu OYJ Cvt.	3.250%	2/26/20	EUR	6,900	7,683
	RTI International Metals Inc. Cvt.	1.625%	10/15/19	USD	19,030	21,801
	Salzgitter Finance BV Cvt.	2.000%	11/8/17	EUR	3,800	5,229
[2,3]	ShengdaTech Inc. Cvt.	6.500%	12/15/15	USD	305	1
	Teijin Ltd. Cvt.	0.000%	12/12/18	JPY	140,000	1,382
	Teijin Ltd. Cvt.	0.000%	12/10/21	JPY	610,000	6,217
	Toray Industries Inc. Cvt.	0.000%	8/31/21	JPY	560,000	5,916
	United States Steel Corp. Cvt.	2.750%	4/1/19	USD	7,695	9,349
						114,958
Telecommunication Services (0.9%)
	Billion Express Investments Ltd. Cvt.	0.750%	10/18/15	USD	7,900	8,137
	Inmarsat PLC Cvt.	1.750%	11/16/17	USD	2,000	2,976
	Telecom Italia SPA Cvt.	1.125%	3/26/22	EUR	5,100	5,767
						16,880
Utilities (1.3%)
	Chugoku Electric Power Co. Inc. Cvt.	0.000%	3/25/20	JPY	580,000	5,306
	ENN Energy Holdings Ltd. Cvt.	0.000%	2/26/18	USD	5,500	6,579
	Northland Power Inc. Cvt.	4.750%	6/30/20	CAD	6,225	5,151
	Northland Power Inc. Cvt.	5.000%	6/30/19	CAD	2,661	2,231
	Suez Environnement Co. Cvt.	0.000%	2/27/20	EUR	2,336	3,080
	Superior Plus Corp. Cvt.	6.000%	6/30/19	CAD	2,558	2,175
						24,522
Total Convertible Bonds (Cost $1,690,112)						1,778,450

Convertible Securities Fund

Market
Value
Coupon	Shares	($000)
Convertible Preferred Stocks (6.3%)
Energy (2.0%)
2	Chesapeake Energy Corp. Pfd.	5.750%	15,490	12,663
Goodrich Petroleum Corp. Pfd.	5.375%	130,670	1,242
Halcon Resources Corp. Pfd.	5.750%	16,120	3,482
McDermott International Inc. Pfd.	6.250%	393,800	7,793
2	Penn Virginia Corp. Pfd.	6.000%	144,678	7,490
Rex Energy Corp. Pfd.	6.000%	81,900	3,652
Sanchez Energy Corp. Pfd.	4.875%	84,603	2,538
38,860
Financials (1.3%)
American Tower Corp. Pfd.	5.500%	147,100	14,876
Crown Castle International Corp. Pfd.	4.500%	104,700	10,768
25,644
Health Care (2.0%)
Actavis plc Pfd.	5.500%	18,500	19,529
Alere Inc. Pfd.	3.000%	40,706	14,318
Amsurg Corp. Pfd.	5.250%	35,550	4,733
38,580
Industrials (0.3%)
Genesee & Wyoming Inc. Pfd.	5.000%	56,340	5,981

Materials (0.1%)
ArcelorMittal Pfd.	6.000%	78,500	1,361

Telecommunication Services (0.6%)
Iridium Communications Inc. Pfd.	7.000%	101,800	12,057
Total Convertible Preferred Stocks (Cost $145,988)	122,483
Temporary Cash Investment (3.2%)
Money Market Fund (3.2%)
4	Vanguard Market Liquidity Fund
(Cost $62,305)	0.136%	62,305,399	62,305
Total Investments (100.8%) (Cost $1,898,674)	1,963,449
Other Assets and Liabilities (-0.8%)
Other Assets[5]	46,507
Liabilities	(62,007)
(15,500)
Net Assets (100%)
Applicable to 144,027,469 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,947,949
Net Asset Value Per Share	$13.52

Convertible Securities Fund

At May 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,801,528
Undistributed Net Investment Income	8,534
Accumulated Net Realized Gains	74,099
Unrealized Appreciation (Depreciation)
Investment Securities	64,775
Forward Currency Contracts	(1,060)
Foreign Currencies	73
Net Assets	1,947,949

• See Note A in Notes to Financial Statements.
1 Non-income-producing security—issuer in bankruptcy.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate value of these securities was $581,608,000, representing 29.9% of net assets.
3 Non-income-producing security—interest payments in default.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Cash of $465,000 has been segregated as collateral for open forward currency contracts.
REIT—Real Estate Investment Trust.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
KRW—South Korean won.
SEK—Swedish krona.
SGD—Singapore dollar.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Six Months Ended
May 31, 2015
($000)
Investment Income
Income
Dividends	4,148
Interest[1,2]	18,371
Total Income	22,519
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,253
Performance Adjustment	(1,615)
The Vanguard Group—Note C
Management and Administrative	1,800
Marketing and Distribution	166
Custodian Fees	41
Shareholders’ Reports	12
Trustees’ Fees and Expenses	2
Total Expenses	3,659
Net Investment Income	18,860
Realized Net Gain (Loss)
Investment Securities Sold	48,775
Foreign Currencies and Forward Currency Contracts	39,264
Realized Net Gain (Loss)	88,039
Change in Unrealized Appreciation (Depreciation)
Investment Securities	29,910
Foreign Currencies and Forward Currency Contracts	(12,329)
Change in Unrealized Appreciation (Depreciation)	17,581
Net Increase (Decrease) in Net Assets Resulting from Operations	124,480

1 Interest income from an affiliated company of the fund was $25,000.
2 Interest income is net of foreign withholding taxes of $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,860	42,934
Realized Net Gain (Loss)	88,039	162,934
Change in Unrealized Appreciation (Depreciation)	17,581	(118,068)
Net Increase (Decrease) in Net Assets Resulting from Operations	124,480	87,800
Distributions
Net Investment Income	(23,891)	(62,172)
Realized Capital Gain[1]	(143,706)	(135,778)
Total Distributions	(167,597)	(197,950)
Capital Share Transactions
Issued	79,789	266,327
Issued in Lieu of Cash Distributions	152,353	178,681
Redeemed	(242,322)	(394,062)
Net Increase (Decrease) from Capital Share Transactions	(10,180)	50,946
Total Increase (Decrease)	(53,297)	(59,204)
Net Assets
Beginning of Period	2,001,246	2,060,450
End of Period[2]	1,947,949	2,001,246

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $40,124,000 and $40,382,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,534,000 and $10,863,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.85	$14.64	$12.95	$12.12	$13.85	$12.12
Investment Operations
Net Investment Income	.132	. 287	. 333	. 407	. 451	. 555
Net Realized and Unrealized Gain (Loss)
on Investments	.715	.313	2.101	1.134	(.752)	1.742
Total from Investment Operations	.847	.600	2.434	1.541	(.301)	2.297
Distributions
Dividends from Net Investment Income	(.167)	(. 425)	(. 355)	(. 534)	(. 474)	(. 567)
Distributions from Realized Capital Gains	(1.010)	(. 965)	(. 389)	(.177)	(. 955)	—
Total Distributions	(1.177)	(1.390)	(.744)	(.711)	(1.429)	(.567)
Net Asset Value, End of Period	$13.52	$13.85	$14.64	$12.95	$12.12	$13.85

Total Return[1]	6.69%	4.33%	19.65%	13.18%	-2.89%	19.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,948	$2,001	$2,060	$1,643	$1,680	$1,733
Ratio of Total Expenses to
Average Net Assets[2]	0.38%	0.41%	0.63%	0.52%	0.59%	0.68%
Ratio of Net Investment Income to
Average Net Assets	1.96%	2.02%	2.41%	3.23%	3.36%	4.08%
Portfolio Turnover Rate	98%	85%	101%	82%	90%	103%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.17%), (0.15%), 0.07%, (0.04%), 0.03%, and 0.12%.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master

Convertible Securities Fund

netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended May 31, 2015, the fund’s average investment in forward currency contracts represented 18% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and for the period ended May 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Convertible Securities Fund

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged). For the six months ended May 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before a decrease of $1,615,000 (0.17%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At May 31, 2015, the fund had contributed capital of $172,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	211	—	—
Convertible Bonds	—	1,772,125	6,325
Convertible Preferred Stocks	—	122,483	—
Temporary Cash Investments	62,305	—	—
Forward Currency Contracts—Assets	—	3,645	—
Forward Currency Contracts—Liabilities	—	(4,705)	—
Total	62,516	1,893,548	6,325

Convertible Securities Fund

E. At May 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Hong Kong and Singapore dollar currency contracts, is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement				Contract Amount (000)	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	7/23/15	USD	173,861	EUR	161,618	(3,777)
UBS AG	7/23/15	USD	80,899	JPY	9,669,850	2,934
UBS AG	7/23/15	USD	44,991	CAD	55,357	516
UBS AG	7/23/15	USD	34,732	GBP	23,255	(798)
UBS AG	7/23/15	USD	13,617	HKD	105,545	6
UBS AG	7/23/15	USD	5,914	CAD	7,385	(19)
UBS AG	7/23/15	USD	4,372	SEK	37,766	(62)
UBS AG	7/23/15	USD	3,961	KRW	4,300,410	87
UBS AG	7/23/15	USD	3,537	CHF	3,360	(46)
UBS AG	7/23/15	USD	2,448	SGD	3,237	49
UBS AG	7/23/15	USD	1,702	EUR	1,500	53
UBS AG	7/23/15	USD	992	SGD	1,343	(3)
						(1,060)
Refer to the Statement of Net Assets for currency abbreviations.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2015, the fund realized net foreign currency losses of $5,804,000 (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the six months ended May 31, 2015, the fund realized gains of $19,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Convertible Securities Fund

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the six months ended May 31, 2015, the fund realized net gains of $8,487,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At May 31, 2015, the cost of investment securities for tax purposes was $1,898,737,000. Net unrealized appreciation of investment securities for tax purposes was $64,712,000, consisting of unrealized gains of $148,272,000 on securities that had risen in value since their purchase and $83,560,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2015, the fund purchased $912,500,000 of investment securities and sold $1,040,815,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	May 31, 2015	November 30, 2014
	Shares	Shares
	(000)	(000)
Issued	6,045	18,911
Issued in Lieu of Cash Distributions	11,989	13,040
Redeemed	(18,494)	(28,206)
Net Increase (Decrease) in Shares Outstanding	(460)	3,745

I. Management has determined that no material events or transactions occurred subsequent to May 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	11/30/2014	5/31/2015	Period
Based on Actual Fund Return	$1,000.00	$1,066.88	$1.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	1.92

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Convertible Securities Fund has renewed the fund’s investment advisory arrangement with Oaktree Capital Management, L.P. (Oaktree). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Oaktree, founded in 1995, specializes in managing convertible securities, distressed debt, and high-yield bonds. The advisor uses a bottom-up investment approach to select convertible securities that it believes have the best balance of upside potential and downside protection. Discipline is key to the fund’s management; Oaktree invests predominantly in convertibles possessing an attractive combination of conversion and income features—true hybrid securities—and sells the issues when their characteristics become too similar to those of conventional bonds or common stocks. Oaktree has advised the fund since 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Oaktree in determining whether to approve the advisory fee, because Oaktree is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from S&P. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
IndependentTrustees	Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
Emerson U. Fullwood	School for Communication, with secondary faculty
Born 1948. Trustee Since January 2008. Principal	appointments in the Department of Philosophy, School
Occupation(s) During the Past Five Years and	of Arts and Sciences, and at the Graduate School of
Other Experience: Executive Chief Staff and	Education, University of Pennsylvania; Trustee of the
Marketing Officer for North America and Corporate	National Constitution Center; Chair of the Presidential
Vice President (retired 2008) of Xerox Corporation	Commission for the Study of Bioethical Issues.
(document management products and services);
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	Michael S. Miller
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	James M. Norris
the Museum of Fine Arts Boston.	Paul A. Heller	Thomas M. Rampulla
	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal	Chris D. McIsaac
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	Chairman Emeritus and Senior Advisor
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q822 072015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 16, 2015

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.